                                                                   EXHIBIT 10(c)
                                                                   -------------

     THE SECURITY REPRESENTED BY THIS CERTIFICATE HAS N0T BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED (THE "SECURITIES ACT"), AND HAS BEEN SOLD IN RELIANCE ON THE EXEMPTION FROM REGISTRATION PROVIDED BY REGULATIONS UNDER THE SECURITIES ACT ("REGULATION S"). DURING A "RESTRICTED PERIOD" THE SECURITY REPRESENTED BY THIS CERTIFICATE MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, WITHIN THE UNITED STATES (AS DEFINED IN REGULATION
     S) TO A U.S. PERSON (AS DEFINED IN REGULATION S) OR FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON.



                                 OFFSHORE NOTE

                              DUE JANUARY 30, 2000

January 30, 1998

     EMB Corporation, a Hawaii corporation (hereinafter called the "Issuer"), for value received, hereby promises to pay to the Holder as defined below) on January 30, 2000 (the "Maturity Date") cash in immediately available funds in the principal amount of __________________________$______, and to pay interest on the principal sum outstanding at the rate of eight percent (8%) per annum (the "Note Interest Rate"), payable upon maturity or any earlier conversion of this Note.

     Accrual of interest shall commence on the date hereof and shall continue until payment in full of the outstanding principal sum has been made or duly provided for. The interest so payable will be paid to the person in whose name this Note is registered on the records of the Issuer regarding registration and transfers of Notes (the "Note Register").

     The principal of, and interest on, this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

     Unless this Note is earlier converted in accordance with its terms, the Issuer will pay the outstanding principal of and all accrued and unpaid interest due upon this Note on the Maturity Date, less any amounts required by law to be deducted or withheld, to the Holder of record of this Note as of the tenth
(10th) day
prior to the Maturity Date and addressed to such Holder at the last address appearing on the Note Register. The forwarding of such check shall constitute a payment of such outstanding principal and interest hereunder and shall satisfy and discharge the liability for principal and interest on this Note to the extent of the sum represented by such check plus any amounts so deducted.


                                   ARTICLE I
                                  DEFINITIONS

     The capitalized terms used in this Note shall have the respective meanings specified in the Annex I, Annex of Defined Terms.


                                   ARTICLE II
                             EXCHANGES AND TRANSFER

     SECTION 2.1  Exchange and Registration of Transfer of Note. The Holder may,
                  ---------------------------------------------
at its option, surrender this Note at the office of the Issuer and receive in exchange therefor a Note or Notes, each in the denomination of Ten Thousand Dollars ($10,000.00) or an integral multiple of $10,000.00 or any amount in excess thereof, but not more than one Note in any Issuer amount, each dated of the date of this Note, and payable to the Holder subject to Section 4.2, payable to such other Person, as may be designated by such Holder. The aggregate principal amount of such Note or Notes exchanged in accordance with Section 2.1 shall equal the aggregate unpaid principal amount of this Note as of the date of such surrender; provided, however, that upon such exchange there shall be filed with the Issuer the name and address for all purposes hereof of the Holder or Holder of the Note or Notes delivered in such exchange. This Note, when presented for registration of transfer or for exchange or conversion, shall (if so required by the Issuer) be duly endorsed by, or be accompanied by a written instrument of transfer in form reasonably satisfactory to the Issuer duly executed by, the Holder duly authorized in writing.

     SECTION 2.2  Loss, Theft; Destruction of Note.  Upon receipt of evidence
                  --------------------------------
satisfactory to the Issuer of the loss, theft, destruction or mutilation of this Note and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security reasonably satisfactory to the Issuer, or, in the case of any such mutilation, upon surrender and cancellation of this Note, the Issuer will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Note, a new Note of like tenor and unpaid principal amount dated as of the date hereof. This Note shall be held and owned upon the express condition that the provisions of this Section 2.2 are exclusive with respect to the replacement of a mutilated, destroyed, lost or stolen Note and the Issuer shall have no further responsibility whatsoever with respect to the mutilated, destroyed, lost or stolen Note, notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement of a negotiable instrument or other securities without their surrender.

     SECTION 2.3  Absolute Owner.  The Issuer may deem the person in whose name
                  --------------
this Note shall be registered upon the registry books of the issuer to be, and may treat it as, the absolute owner of this Note (whether or not this Note shall be overdue) for the purpose of receiving payment of or on account of the principal of this Note, for the conversion of this Note and for all other purposes, and the Issuer shall not be affected by any notice to the contrary, unless such notice is accompanied by surrender of this Note. All such payments and such conversion shall be valid and effectual to satisfy and discharge the liability upon this Note to the extent of the sum or sums so paid or the conversion so made.

                                  ARTICLE III
                               CONVERSION OF NOTE

     SECTION 3.1  Conversion; Conversion Price.  At the option of the Holder, at
                  ----------------------------
any time from time to time after the expiration of the Restricted Period until this Note is paid in full, this Note may be converted, either in whole or in part up to the principal amount hereof (or in case some portion of this Note shall have been converted prior to such date, then at the portion that is not so converted), together with interest accrued thereon to the relevant Conversion Date, into Common Stock of the Issuer (calculated as to each conversion to the nearest 1/100th of a share), at the conversion price the ("Conversion Price"), equal to the lesser of: (i) Two Dollars and Thirty Seven and One-Half Cents ($2.375) (the "Fixed Conversion Price"), subject to adjustment as hereinafter provided, or (ii) seventy-five (75%) percent (the "Conversion Ratio") of the average closing bid price (the "Floating Conversion Price") during the five (5) consecutive Trading Days immediately preceding the Conversion Date (the "Valuation Period"); provided, however, that if a Valuation Event occurs during any Valuation Period, a new Valuation Period shall begin on the Trading Day immediately after the occurrence of such Valuation Event and end on the Conversion Date; and provided, further, however, that the Holder may, in its sole discretion, postpone such Conversion Date to a Trading Day that is no more than five (5) Trading Days after the occurrence of the latest Valuation Event. In the event that the Holder deems the Valuation Period to be other than the five (5) Trading Days immediately prior to the Conversion Date, the Holder shall give written notice to the Issuer at the time of Conversion.

For purposes of this Section 3.1, a "Valuation Event" shall mean an event in which the Issuer at any time during a Valuation Period takes any of the following actions:

     (a)  subdivides or combines its Common Shares;

     (b) pays a dividend in its Capital Shares or makes any other distribution of its Capital Shares;

     (c) issues any additional Capital Shares (the "Additional Capital Shares"), otherwise than as provided in the foregoing Sections 3.1(a) and 3.1(b) above, at a price per share less, or for other consideration lower, than the Current Market Price in effect immediately prior to such issuance, or without consideration;

     (d) issues any warrants, options or other rights to subscribe for or purchase any Additional Capital Shares and the price per share for which Additional Capital Shares may at any time thereafter be issuable pursuant to such warrants, options or other rights shall be less than the Current Market Price in effect at the hereunder immediately prior to such issuance;

     (e) issues any securities convertible into or exchangeable for Capital shares and the consideration per share for which Additional Capital Shares may at any time thereafter be issuable pursuant to the terms of such convertible or exchangeable securities shall be less than the Current Market Price in effect immediately prior to such issuance;

     (f) makes a distribution of its assets or evidences of indebtedness to the holders of its Capital Shares as a dividend in liquidation or by way of return of capital or other than as a dividend payable out of earnings or surplus legally available for dividends under applicable law or any distribution to such holders made in respect of the sale of all or substantially all of the Issuer's assets (other than under the circumstances provided for in the foregoing Sections 3.1(a) through 3.1(e)), provided, in each case, that such distribution described in this Section 3.1(f) does not constitute an Event of Default hereunder; or

     (g) takes any action affecting the number of Outstanding Capital Shares, other than an action described in any of the foregoing Sections 3.1(a) through 3.1(f) hereof, inclusive, which in the opinion of the Issuer's Board of Directors determined in good faith, would have a materially adverse effect upon the rights of the Holder at the time of a conversion of this Note.

     Notwithstanding anything to the contrary contained herein, in no event shall the Holder be entitled to convert this Note into any Common Stock when the result of such conversion would entitle the Holder to receive that number of shares of the Issuer's Common Stock of which the sum of (xx) number of shares of Common Stock beneficially owned by the Holder and its affiliates (other than shares of Common Stock that may be deemed beneficially owned through the ownership of the unconverted portion of this Note) and (yy) the number of shares of Common Stock issuable upon conversion of this Note, would result in beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and regulation 13 D-G thereunder, except as otherwise provided in clause (xx) of this provision.

     SECTION 3.2  Exercise of Conversion Privilege.
                  --------------------------------

     (a) In order to exercise the conversion privilege, either in whole or in part, the Holder shall surrender this Note to the Issuer during usual business hours at its principal office and shall give written notice to the Issuer in the form attached hereto in Annex II (the "Conversion Notice") at said office that the Holder elects to convert this Note.

     (b) The Conversion Notice shall specify whether the Holder desires to receive its interest accumulated to date in cash or Interest Shares. If the holder elects to receive Interest Shares, the number of Shares issuable shall be calculated at the same Conversion Price applicable to any conversion of principal of this Note.

     (c) As promptly as practicable, the Issuer shall convert the Note and issue the Common Stock within six (6) business days after receipt Conversion Notice, and surrender of this Note. The Issuer shall (i) issue the Common Stock issuable upon such conversion in accordance with the provisions of this Article 3, and (ii) deliver or direct its transfer agent to deliver by overnight courier to the Holder (X) a certificate or certificates representing the number of shares of Common Stock to which the Holder is entitled by virtue of such conversion, and (Y) cash in the amount of interest accrued to date, unless the Holder has elected to take Interest Shares, in lieu of cash interest accrued to date, and cash, in respect of any fraction of a share issuable upon such conversion, as provided in Section 3.4.

     (d) The Conversion Notice shall also state the name or names (with address) of the persons who are to become the holders of the Common Stock issued at conversion in connection with such conversion. Upon surrender for conversion, this Note shall be accompanied by a proper assignment hereof to the Issuer or in blank.

     (e) Such conversion shall be deemed to have been effected at the time at which the Conversion Notice indicates so long as this Note shall have been surrendered as aforesaid at such time and at such time the rights of the Holder as holder of this Note shall cease and the person or persons in whose name or names the Common Stock issued at conversion shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the Common Stock represented thereby.

     (f) The Conversion Notice shall constitute a contract between the Holder and the Issuer, whereby the Holder shall be deemed to subscribe for the number of shares of Common Stock that it will be entitled to receive upon such conversion and in payment and satisfaction of such subscription (and for any cash adjustment to which it is entitled pursuant to Section 3.3), to surrender this

Note and to release the Issuer from all liability thereon. No cash payment of less than One Dollar ($1.00) shall be required to be given unless specifically requested by the Holder.

     SECTION 3.3  Fractional Shares.  No fractional share of Common Stock of the
                  -----------------
Issuer or scrip representing fractional Common Stock shall be issued upon conversion of this Note. Instead of any fractional Common Stock which would otherwise be issuable upon conversion of this Note, the Issuer shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction. No cash payment of less than $1.00 shall be required to be given unless specifically requested by the Holder.

     SECTION 3.4  Adjustments.  The Fixed Conversion price and, accordingly, the
                  -----------
number of Conversion Shares issuable upon the conversion of this Note, shall be subject to adjustment from time to time upon the happening of any Valuation Event. Upon the occurence of any such Valuation Evaluation, the Board of Directors of the Issuer shall forthwith consider an adjustment to the Fixed Conversion Price so as to retain for the Holders of the Notes the right to acquire to the same number of Conversion Shares, proportionately, to their current interest in the equity of the Issuer. I.e., a two for one stock split
                                               ----
shall require a 50% declination in the Fixed Conversion Price. The Board of Directors of the Issuer shall make the initial determination as to any adjustment in the Fixed Conversion Price. In the event of any dispute relating thereto, the independent auditors of the Issuer shall certify as to correctness of such adjustment. In the event that such auditors are unable or unwilling to so certify, a separate firm of independent auditors selected by the Noteholder shall so certify. The Issuer shall pay all expenses of the auditor's certification.

     SECTION 3.5  Notice of Adjustments.  Whenever the Fixed Conversion Price
                  ---------------------
under the terms of this Note shall be adjusted pursuant to Section 3.4 hereof, the Issuer shall promptly make a certificate signed by its President or a Vice President and by its Treasurer or Assistant Treasurer or its Secretary or Assistant Secretary, setting forth in reasonable detail the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Issuer's Board of Directors made any determination hereunder), and the Fixed Conversion Price and number of Conversion Shares purchasable at that Fixed Conversion Price after giving effect to such adjustment, and shall promptly cause copies of such certificate to be mailed (by first class and postage prepaid) to the Holder.

                                   ARTICLE IV
                        STATUS; RESTRICTIONS ON TRANSFER

     SECTION 4.1  Status of Note.  This Note is a direct, general and
                  --------------
unconditional obligation of the Issuer ranking pari passu with all other
                                               ---- -----
unsecured indebtedness of the Issuer, enforceable in accordance with its terms subject, as to enforcement, to bankruptcy, insolvency, reorganization and other similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity.

     SECTION 4.2  Restrictions on Transfer.  This Note, and any Common Stock of
                  ------------------------
the Issuer issued according to the terms hereof, have not been and will not be registered under the United States Securities Act. Until expiration of the Restricted Period, this Note may not be offered or sold, directly or indirectly, within the United States (as defined in Regulation S), to a U.S. Person (as defined in Regulation S) or for the account or benefit of a U.S. Person.

                                   ARTICLE V
                                   COVENANTS

     The Issuer covenants and agrees that so long as this Note shall be outstanding:

     SECTION 5.1  Conversion.  The Issuer will punctually issue shares of Common
                  ----------
Stock at conversion, according to the terms hereof and of the Purchase
Agreement.

     SECTION 5.2  Notice of Default.  If any one or more events occur which
                  -----------------
constitute or with the giving of notice or the lapse of time or both, would constitute an Event of Default or if the Holder shall demand the issuance of Common Stock or take any other action permitted upon the occurrence of any such Event of Default, the Issuer will forthwith give notice to the Holder, specifying the nature and status of the Event of Default or other event or of such demand or action, as the case may be.

     SECTION 5.3  Insurance.  The Issuer and each Subsidiary will carry and
                  ---------
maintain in full force and effect at all times with insurers the Issuer reasonably believes to be financially sound and reputable such insurance in such amounts as is customary in the respective industries of the Issuer and such Subsidiaries.

     SECTION 5.4  Preservation of Existence.  The Issuer will preserve and
                  -------------------------
maintain its existence, rights, franchises and privileges that are not material to both (i) the performance of its obligations under this Note and the Purchase Agreement; and (ii) the conduct of its business as presently or proposed to be conducted.

     SECTION 5.5  Payment of Obligations.  Prior to conversion of the entire
                  ----------------------
principal amount, the Issuer will pay, extend or discharge at or before maturity, all its respective material obligations and liabilities, without limitation, tax liabilities, except where the same may be contested in good faith by appropriate proceedings and will maintain, in accordance with generally accepted accounting principles, appropriate reserves for the accrual of the same.

     SECTION 5.6  Compliance with Laws.  The Issuer will comply in all material
                  --------------------
respects with all applicable laws, ordinances, rules, regulations and requirements of governmental authorities except where the necessity of compliance therewith is contested in good faith by appropriate proceedings.

     SECTION 5.7  Inspection of Property, Books and Records.  The Issuer will
                  -----------------------------------------
keep proper books of record and account in which full, true and correct entries shall be made of all dealings and transactions in relation to its business and activities and will permit representatives of the Holder at the Holder's expense to visit and inspect any of its respective properties, to examine and make abstracts from any of its respective books and records and to discuss its respective affairs, finances and accounts with its respective officers, employees and independent public accountants, all at such reasonable times and as often as may reasonably be desired.

                                   ARTICLE VI
                          EVENTS OF DEFAULT; REMEDIES

     SECTION 6.1  Events of Default.  "Event of Default" wherever used herein
                  -----------------
means any of the following events:

          (a) default in the due and punctual payment of the principal of, interest on, this Note when and as the same shall become due and payable, and continuance of such default for a period of thirty (30) calendar days; or

          (b) the Issuer shall fail to perform, or observe any covenant, agreement or obligation of the Issuer in this Note and the continuance of such default for a period of forty-five (45) calendar days after there has been given to the Issuer by a Holder a written notice specifying such default and requiring it to be remedied; or

          (c) the entry of a decree or order by a court having jurisdiction in the premises adjudging the Issuer or any Subsidiary a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Issuer under the Bankruptcy Code or any other Federal or state law, or appointing a receiver, liquidator, assignee, trustee or sequestrator (or other similar official) of the Issuer or of any substantial part of its property, or ordering the winding-up or liquidation of its affairs, and the continuance of any such decree or order unstated and in effect for a period of 90 calendar days; or

          (d) the institution by the Issuer or any Subsidiary of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Code or any other applicable Federal or state law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee or sequestrator (or other similar official) of the Issuer or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Issuer in furtherance of any such action; or

          (e) the Issuer shall default in the payment, or permit a default in the payment, when due of any principal premium (if any) or interest on any Indebtedness (other than under this Note) exceeding One Hundred Thousand Dollars ($100,000) of the Issuer or any Subsidiary and such default shall continue beyond any applicable grace period, or shall fail, or permit any Subsidiary to fail, to observe or perform any terms of any instrument pursuant to which any such Indebtedness was created or of any mortgage, indenture or other agreement relating thereto if the effect of such failure is to cause or permit the acceleration of such Indebtedness and such failure shall not have been waived pursuant thereto; or

          (f) (i) the Issuer or any Subsidiary is unable to pay its debts as they fall due, stops, suspends or threatens in writing to stop or suspend payment of all or any material part of its debts (other than debts contested in good faith by appropriate proceedings), begins negotiations or takes any proceeding or other step with a view to readjustment, rescheduling or deferral of all of its Indebtedness (or any material thereof) that it will or might otherwise be unable to pay when due or seeks the appointment of a statutory manager or proposes in writing or makes a general assignment or an arrangement or composition with or for the benefit of its creditors or any group or class thereof or files a petition for suspension of payments or other relief of debtors of for bankruptcy or is declared bankrupt or a moratorium or statutory mangement is agreed or declared with respect of or affecting all or any material part of the Indebtedness of the Issuer or any of its wholly-owned Subsidiaries, or (ii) the Issuer ceases or threatens in writing to cease to carry in all or any material part of the business carried on by the Issuer and its Subsidiaries taken as a whole and as a result of such cessation or threat of cessation, the Issuer will not be able to perform or comply with its payment obligations under this Notes.

     SECTION 6.2  Acceleration of Maturity, Rescission and Annulment.  If an
                  --------------------------------------------------
Event of Default occurs and is continuing, then and in every such case any Holder may rescind any Conversion Notice given to the Issuer and obtain payment in immediately available funds for the entire outstanding principal amount of the Note that remains unconverted and unredeemed and all interest accrued thereon, by a notice in writing to the Issuer, and upon any such declaration the principal amount of this Note shall become immediately due and payable by virtue of such rescission.

     SECTION 6.3  Default Interest Rate.
                  ---------------------

          (a) If any portion of the principal of or interest on the Note shall not br paid when due (whether at the stated maturity, by acceleration or otherwise) such principal of and interest on the Note that is due and owing but not paid shall, without limiting the Holder's rights under this Note or under the Purchase Agreement, bear interest at the Default Interest Rate until paid in full.

          (b) Notwithstanding anything herein or in the Purchase Agreement to the contrary, if at any time the applicable interest rate as provided for herein shall exceed the maximum lawful rate which may be contracted for, charged, taken or received by the Lender in accordance with applicable laws (the "Maximum Rate"), the rate of interest applicable to the Note shall be limited to the Maximum Rate.

     SECTION 6.4  Remedies Not Waived.  No course of dealing between the Issuer
                  -------------------
and the Holder or any delay in exercising any rights hereunder shall operate as a waiver by the Holder.

                                  ARTICLE VII
                                 MISCELLANEOUS

     SECTION 7.1  Register.
                  --------

          (a) The Issuer shall keep at its principal office a register in which the Issuer shall provide for the registration of this Note. Upon any transfer of this Note in accordance with the terms of this Note, the Issuer shall register such transfer in the Note register.

          (b) The Issuer, may deem the person in whose name this Note shall be registered upon the registry books of the Issuer to be, and may treat it as, the absolute power if this Note (whether or not this Note shall be overdue) for the purpose of receiving payment of interest on or principal of this Note, for the conversion of this Note and for all other purposes, and the Issuer shall not be affected by any notice to the contrary. All such payments and such conversions shall be valid and effective to satisfy and discharge the liability upon this Note to the extent of the sum or sums so paid or the conversion or conversions so made.

     SECTION 7.2  Withholding.  To the extent required by applicable law, the
                  -----------
Issuer may withhold amounts for or on account of any taxes imposed or levied by or on behalf of any taxing authority in the United States having jurisdiction over the Issuer from any payments made pursuant to this Note.

     SECTION 7.3  Governing Law.  THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED
                  -------------
IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     SECTION 7.4  Headings.  The headings of the Articles and Sections of this
                  --------
Note are solely for convenience only and do not constitute a part of this Note.

     IN WITNESS WHEREOF, the Issuer has caused this Note to be signed by its duly authorized officer under its corporate seal, attested by its duly authorized officer, on the date of this Note.

                              EMB CORPORATION


                              By____________________________

                              Name:_________________________

                              Title:________________________
ATTEST:

By__________________________

Name:_______________________

Title:______________________

                                    ANNEX I
                                EMB CORPORATION
                                 OFFSHORE NOTE
                             ANNEX OF DEFINED TERMS

     "Business Day" shall mean a day other than Saturday Sunday or any day on which banks in the State of New York are obligated to close.

     "Capital Shares" shall mean the Common Shares and any other shares of any other class of common stock, whether now or hereafter authorized, that have the right to participate in the distribution of earnings and assets of the Issuer.

     "Closing Date" shall mean January 30, 1998, or any mutually agreed upon other date.

     "Common Shares" or "Common Stock" shall mean shares of the Common Stock, no par value of the Issuer.

     "Conversion Date" shall mean any day on which all or some part of the principal amount of this Note is converted into Conversion Shares in accordance with the terms of this Note.

     "Conversion Notice" shall have the meaning set forth in Section 3.2.

     "Conversion Price" shall have the meaning set forth in Section 3.1.

     "Conversion Shares" shall mean all Common Shares issued or issuable upon conversion of this Note, including the Interest Shares, if any.

     "Conversion Ratio" shall have the meaning set forth in Section 3.1.

     "Current Market Price" per Common Share on any date herein specified shall be deemed to be the closing bid price on such day on the National Association of Securities Dealers Automated Quotations Small Capitalization system ("NASDAQ").

     "Default Interest Rate" shall be twenty-four (24%) per annum, to the extent permitted by applicable law.

     "Event of Default" shall have the meaning set forth in Section 6.1.

     "Fixed Conversion Price" shall have the meaning set forth in Section 3.1.

     "Floating Conversion Price" shall have the meaning set forth Section 3.1.

     "Holder" means the Purchaser and any subsequent holder hereof or of any Notes for which this Note is exchanged pursuant to Article 2.

     "Indebtedness" shall mean the Issuer (i) all indebtedness or other obligations of for borrowed money or other claims which would, in accordance with generally accepted accounting principles, be classified as a liability on the balance sheet of the Issuer.

     "Interest Shares" shall mean any Conversion Shares issued or issuable, at the election of any Note holder, in lieu of interest accrued on any Note at the time of conversion.

     "Issuer" shall mean EMB Corporation and any successor corporation by merger, consolidation, sale or exchange of all or substantially all of the Issuer's assets, or otherwise.

     "Note" shall mean this Offshore Convertible Note or such other Note or Notes exchanged therefor as provided in Section 2.1.

     "Outstanding" when used with reference to Common Shares or Capital Shares (collectively the "Shares"), shall mean, at any date as of which the number of such Shares is to be determined, all issued and outstanding Shares, and shall include all such Shares issuable in respect of outstanding scrip or any certificates representing fractional interests in such Shares; provided, however, that "Outstanding" shall exclude any such Shares then directly or indirectly owned or held by or for the account of the Issuer or any Subsidiary.

     "Person" shall mean an individual, a corporation, a partnership, an association, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

     "Purchase Agreement" means the Offshore Convertible Note Purchase Agreement, dated as of January 30, 1998.

     "SEC" shall mean the United States Securities and Exchange Commission.

     "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the SEC thereunder, all as in effect at the time.

     "Subsidiary" shall mean any entity over which the Issuer has directly or indirectly voting power or other interests sufficient to elect a majority of the board of directors or other persons performing similar functions.

     "Valuation Event" shall have the meaning set forth in Section 3.1.

     "Valuation Period" shall have the meaning set forth in Section 3.1.

     "$" herein shall mean coin or currency of the United States of America.





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

                                    ANNEX II
                                EMB CORPORATION
                                 OFFSHORE NOTE

                              NOTICE OF CONVERSION

     (To be Executed by the Registered Holder in order to Convert any Note)

     The undersigned hereby irrevocably elects to convert $_________ of the above Note No._____ into Shares of Comon Stock of EMB Corporation (the "Company") according to the conditions set forth in such Debenture, as of the date written below.

     The undersigned represents that neither it nor any other person to whom shares are to be issued is a U.S. Person as defined in Regulation S promulgated under the Securities Act of 1933, as amended, and is not converting the Note on behalf of any U.S. Person and the representations contained in the OffShore Securities Purchase Agreement are true and correct. If Shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

Date of Conversion:______________________________________________

Appplicable Conversion Price:____________________________________

(The applicable conversion price is the lesser of $2.375 per share, subject to adjustment, seventy-five [75%] percent of the average closing bid price during the five [5] consecutive trading days immediately preceding the Conversion Date.)


Name of Holder:___________________________________________________

Address:_________________________________________________________

_________________________________________________________________

Signature:________________________________________________________
          (Print Name and Title of Signatory)



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